SUMMARY PROSPECTUS

JANUARY 1, 2020

VALIC COMPANY II MID CAP VALUE FUND

(TICKER: VMCVX)

The Fund’s Statutory Prospectus and Statement of Additional Information dated January 1, 2020, and the most recent shareholder reports are incorporated into and made part of this Summary Prospectus by reference. The Fund is offered only to registered and unregistered separate accounts of The Variable Annuity Life Insurance Company and its affiliates and to qualifying retirement plans and IRAs and is not intended for use by other investors.

Before you invest, you may want to review the Fund’s Statutory Prospectus, which contains more information about the Fund and its risks. You can find the Statutory Prospectus and the above-incorporated information online at www.valic.com/onlineprospectus. You can also get this information at no cost by calling 800-448-2542 or by sending an e-mail request to VALICClientCommunicationsRequest@valic.com.

The Securities and Exchange Commission has not approved or disapproved these securities, nor has it determined that this Prospectus is accurate or complete. It is a criminal offense to state otherwise.

The following disclosure does not apply to investors who own fund shares beneficially through a variable insurance contract. Each applicable insurance company will provide information regarding delivery of fund shareholder reports to its contract owners.

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Registrant’s shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from the Registrant. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Registrant or VALIC Retirement Services Company (VRSCO), as your retirement plan recordkeeper, electronically by contacting us at 1-800-448-2542 or logging into your account at VALIC Online at www.valic.com.

You may elect to receive all future reports in paper free of charge. You can inform the Registrant or VRSCO that you wish to continue receiving paper copies of your shareholder reports by contacting 1-866-345-5954 or visiting FundReports.com and providing the 20-digit unique ID located above or below your mailing address. Your election to receive reports in paper will apply to all funds held within your employer-sponsored retirement plan account with VRSCO.

Investment Objective

The Fund seeks capital growth through investment in equity securities of medium capitalization companies using a value-oriented investment approach.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The Fund’s annual operating expenses do not reflect the separate account fees charged in the variable annuity or variable life insurance policy (“Variable Contracts”) in which the Fund is offered. If separate account fees were shown, the Fund’s annual operating expenses would be higher. Please see your Variable Contract prospectus for more details on the separate account fees.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.70%
Other Expenses	0.36%
Total Annual Fund Operating Expenses	1.06%
Fee Waivers and/or Expense Reimbursements[1]	-0.01%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[1]	1.05%

1

Pursuant to an Expense Limitation Agreement, the adviser has contractually agreed to reimburse the expenses of the Fund until December 31, 2020, so that the Fund’s Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements do not exceed 1.05%. For purposes of the Expense Limitation Agreement, “Total Annual Fund Operating Expenses” shall not include extraordinary expenses (i.e., expenses that are unusual in nature and infrequent in occurrence, such as litigation), or acquired fund fees and expenses, brokerage commissions and other transactional expenses relating to the purchase and sale of portfolio securities, interest, taxes and governmental fees, and other expenses not incurred in the ordinary course of the Fund’s business. This agreement will be renewed annually for one-year terms unless terminated by the Board of Trustees prior to any such renewal.

VALIC COMPANY II MID CAP VALUE FUND

Expense Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses include expense reimbursements for year one. The Example does not reflect charges imposed by the Variable Contract. If the Variable Contract fees were reflected, the expenses would be higher. See the Variable Contract prospectus for information on such charges. Although your actual costs may be higher or lower, based on these assumptions and the net expenses shown in the fee table, your costs would be:

1 Year	3 Years	5 Years	10 Years
$107	$336	$584	$1,293

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance.

During the most recent fiscal year, the Fund’s portfolio turnover rate was 44% of the average value of its portfolio.

Principal Investment Strategies of the Fund

The Fund invests, under normal circumstances, at least 80% of net assets in equity securities of mid-cap companies. Generally, mid-cap companies will include companies whose market capitalizations, at the time of purchase, range from the market capitalization of the smallest company included in the Russell Midcap® Index to the market capitalization of the largest company in the Russell Midcap® Index during the most recent 12-month period. As of May 11, 2019, the market capitalization range of the companies in the Russell Midcap® Index was approximately $2.4 billion to $35.5 billion.

The subadvisers use value-oriented investment approaches to identify companies in which to invest the Fund’s assets. Generally, the subadvisers select stocks that they believe meet one or more of the following criteria: (1) are undervalued relative to other securities in the same industry or market, (2) exhibit good or improving fundamentals, or (3) exhibit an identifiable catalyst that could close the gap between market value and fair value over the next one to two years.

The Fund may invest up to 20% of its total assets in foreign securities. The Fund may also invest in depositary receipts, which are instruments issued by a bank that represent an interest in a foreign issuer’s securities.

In order to generate additional income, the Fund may lend portfolio securities to broker-dealers and other financial institutions provided that the value of the loaned securities does not exceed 30% of the Fund’s total assets. These loans earn income for the Fund and are collateralized by cash and securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities.

Investors will be given at least 60 days’ written notice in advance of any change to the Fund’s 80% investment policy set forth above.

Principal Risks of Investing in the Fund

As with any mutual fund, there can be no assurance that the Fund’s investment objective will be met or that the net return on an investment in the Fund will exceed what could have been obtained through other investment or savings vehicles. Shares of the Fund are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. If the value of the assets of the Fund goes down, you could lose money.

The following is a summary of the principal risks of investing in the Fund.

Management Risk. The investment style or strategy used by the Fund may fail to produce the intended result. A subadviser’s assessment of a particular security or company may prove incorrect, resulting in losses or underperformance.

Depositary Receipts Risk. Depositary receipts are generally subject to the same risks as the foreign securities that they evidence or into which they may be converted. Depositary receipts may or may not be jointly sponsored by the underlying issuer. The issuers of unsponsored depositary receipts are not obligated to disclose information that is considered material in the United States. Therefore, there may be less information available regarding the issuers and there may not be a correlation between such information and the market value of the depositary receipts. Certain depositary receipts are not listed on an exchange and therefore are subject to illiquidity risk.

Equity Securities Risk. The Fund’s investments in equity securities are subject to the risk that stock prices will fall and may underperform other asset classes. Individual stock prices fluctuate from day-to-day and may decline significantly. The prices of individual stocks may be negatively affected by poor company results or other factors affecting individual prices, as well as industry and/ or economic trends and developments affecting industries or the securities market as a whole.

Foreign Investment Risk. Investment in foreign securities involves risks due to several factors, such as illiquidity, the lack of public information, changes in the exchange rates between foreign currencies and the U.S. dollar, unfavorable political, social and legal developments, or economic and

VALIC COMPANY II MID CAP VALUE FUND

financial instability. Foreign companies are not subject to the U.S. accounting and financial reporting standards and may have riskier settlement procedures. U.S. investments that are denominated in foreign currencies or that are traded in foreign markets, or securities of U.S. companies that have significant foreign operations may be subject to foreign investment risk.

Market Risk. The Fund’s share price can fall because of weakness in the broad market, a particular industry, or specific holdings or due to adverse political or economic developments here or abroad, changes in investor psychology, or heavy institutional selling. The prices of individual securities may fluctuate, sometimes dramatically, from day to day. The prices of stocks and other equity securities tend to be more volatile than those of fixed-income securities.

Mid-Cap Company Risk. Investing in mid-cap companies carries the risk that due to current market conditions these companies may be out of favor with investors. Stocks of mid-cap companies may be more volatile than those of larger companies due to, among other reasons, narrower product lines, more limited financial resources and fewer experienced managers.

Securities Lending Risk. Engaging in securities lending could increase the market and credit risk for Fund investments. The Fund may lose money if it does not recover borrowed securities, the value of the collateral falls, or the value of investments made with cash collateral declines. If the value of either the cash collateral or the Fund’s investments of the cash collateral falls below the amount owed to a borrower, the Fund also may incur losses that exceed the amount it earned on lending the security. Securities lending also involves the risks of delay in receiving additional collateral or possible loss of rights in the collateral if the borrower fails. Another risk of securities lending is the risk that the loaned portfolio securities may not be available to the Fund on a timely basis and the Fund may therefore lose the opportunity to sell the securities at a desirable price.

Value Style Risk. Generally, “value” stocks are stocks of companies that a subadviser believes are currently undervalued in the marketplace. A subadviser’s judgment that a particular security is undervalued in relation to the company’s fundamental economic value may prove incorrect and the price of the company’s stock may fall or may not approach the value the subadviser has placed on it.

Performance Information

The following Risk/Return Bar Chart and Table illustrate the risks of investing in the Fund by showing changes in the Fund’s performance from calendar year to calendar year and comparing the Fund’s average annual returns to those of the Russell Midcap® Value Index. Fees and expenses incurred at the contract level are not reflected in the bar chart or table. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how the Fund will perform in the future.

Wellington Management Company LLP (“Wellington Management”) assumed subadvisory duties on January 1, 2002. Boston Partners Global Investors, Inc. d/b/a Boston Partners (“Boston Partners”) assumed co-subadvisory duties on December 5, 2011. From March 21, 2011 to March 13, 2015, the fund was co-subadvised by Tocqueville Asset Management LP. From November 7, 2005 to December 2, 2011, the Fund was co-subadvised by Nuveen Asset Management, LLC, previously named FAF Advisors, Inc.

The percentage of the Fund’s assets each subadviser manages may change from time-to-time at the discretion of the Fund’s investment adviser, The Variable Annuity Life Insurance Company (“VALIC”).

During the 10-year period shown in the bar chart, the highest return for a quarter was 20.67% (quarter ended September 30, 2009) and the lowest return for a quarter was -22.35% (quarter ended September 30, 2011). The year-to-date calendar return as of September 30, 2019 was 21.03%.

Average Annual Total Returns (For the periods ended December 31, 2018)

	1 Year	5 Years	10 Years

Fund	-15.02%	3.14%	11.28%
Russell Midcap® Value Index	-12.29%	5.44%	13.03%

Investment Adviser

The Fund’s investment adviser is VALIC.

The Fund is subadvised by Boston Partners and Wellington Management.

VALIC COMPANY II MID CAP VALUE FUND

Portfolio Managers

Name and Title	Portfolio Manager of the Fund Since

Boston Partners
Steven L. Pollack Portfolio Manager	2011
Joseph F. Feeney, Jr. Chief Executive Officer, Chief Investment Officer	2011

Wellington Management
Gregory J. Garabedian Managing Director and Equity Portfolio Manager	2018

For important information about purchases and sales of Fund shares, taxes and payments to broker-dealers and other financial intermediaries, please turn to the section “Important Additional Information” on page 51.

Purchases and Sales of Fund Shares

Shares of the Fund may only be purchased or redeemed through Variable Contracts offered by the separate accounts of VALIC or other participating life insurance companies and through qualifying retirement plans (“Plans”) and IRAs. Shares of each Fund may be purchased and redeemed each day the New York Stock Exchange is open, at the Fund’s net asset value determined after receipt of a request in good order.

The Fund does not have any initial or subsequent investment minimums. However, your insurance company may impose investment or account value minimums. The prospectus (or other offering document) for your Variable Contract may contain additional information about purchases and redemptions of the Funds’ shares.

Tax Information

The Fund will not be subject to U.S. federal income tax on the net investment company taxable income or net capital gains distributed to shareholders as ordinary income dividends or capital gain dividends and the separate accounts that receive the dividends are not subject to tax. However, contractholders may be subject to U.S. federal income tax (and a U.S. federal Medicare tax of 3.8% that applies to net investment income, including taxable annuity payments, if applicable) upon withdrawal from a Variable Contract. Contractholders should consult the prospectus (or other offering document) for the Variable Contract for additional information regarding taxation.

Payments to Broker-Dealers and Other Financial Intermediaries

The Funds are not sold directly to the general public but instead are offered to registered and unregistered separate accounts of VALIC and its affiliates and to Plans and IRAs. The Funds and their related companies may make payments to the sponsoring insurance company or its affiliates for recordkeeping and distribution. These payments may create a conflict of interest as they may be a factor that the insurance company considers in including the Funds as underlying investment options in a variable contract. Visit your sponsoring insurance company’s website for more information.

- 4 -